                                                                 EXHIBIT 10.9

                                FORM OF WARRANT

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT.


                                 ENDOCARE, INC.

                                    WARRANT


         1. Number of Shares Subject to Warrant. FOR VALUE RECEIVED, on and after the date of this Warrant, and subject to the terms and conditions herein, ______________________, a ______________________ (the "Holder") is entitled to purchase from Endocare, Inc., a Delaware corporation (the "Company"), at any time before 5:00 p.m. California time on August 26, 2001 at the Exercise Price (as defined herein), ______________________________ (_____) shares of fully paid and nonassessable shares of common stock, par value $.001 per share, of the Company, subject to adjustment as set forth in Section 3 hereof.

         2. Definitions. As used in this Warrant, the following terms shall have the definitions ascribed to them below:

             (a)     "Company": Endocare, Inc., a Delaware corporation.

             (b) "Common Stock": Common stock, par value $.001 per share, of the Company.

             (c) "Exercise Price": Three Dollars ($3), subject to adjustment pursuant to Section 3 below.

             (d)     "Holder": ______________________________________________, a
____________________________, and its transferees and assigns.

             (e) "Notes": the Convertible Secured Promissory Notes of even date herewith in favor of the Holder and certain other persons. When used herein in the singular, "Note" refers to the Convertible Secured Promissory Notes of even date herewith in favor of the Holder.

             (f) "Warrant Stock": Shares of Common Stock or other securities purchasable upon exercise of this Warrant.
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         3.  Adjustment of Exercise Price and Number of Shares. The number of shares of Warrant Stock issuable upon the exercise hereof and the Exercise Price shall be subject to adjustment from time to time, and the Company agrees to provide notice to the Holder upon the occurrence of certain events, as follows:

             (a) Reclassification, etc. If the Company at any time, by subdivision, combination or reclassification of securities or otherwise, changes any of the securities to which purchase rights under this Warrant exist into the same or a different number or type of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If shares of the Common Stock are split, subdivided, recapitalized, reclassified or combined into a greater or smaller number of shares, the Exercise Price shall be proportionately reduced (in the case of actions resulting in a greater number of outstanding shares) or proportionately increased (in the case of actions resulting in a smaller number of outstanding shares), in both cases by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

             (b) Merger, Sale of Assets, etc. If at any time the Company proposes to consolidate with or merge with or be acquired by any other corporation, the Company shall give the Holder thirty (30) days advance notice of the effective date of such transaction. Such transactions shall not result in termination of this Warrant, but this Warrant shall thereupon automatically be exchanged for and converted into and become a warrant of the surviving or acquiring corporation that shall entitle the Holder to acquire the number of shares of stock or other property which the Holder would have been entitled to receive under the terms of such transaction if the Holder had exercised or converted this Warrant in full immediately prior to the effective time of such transaction.

             (c) Adjustment for Dividends in Stock. If at any time or from time to time on or after the date hereof the holders of Common Stock receive, or become entitled to receive, without payment therefor, other or additional securities of the Company by way of dividend, then and in each case, the Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities of the Company which the Holder would hold on the date of such exercise had it been the holder of record of such Warrant Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this paragraph (c).


             (d) Other Dilutive Events. If any event shall occur as to which the provisions of Sections 3(a), 3(b) or 3(c) are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company and the Holder shall appoint a firm of independent public accountants of recognized national





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standing, which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 3(a), 3(b) and 3(c), necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company shall promptly cause the adjustments described therein to become effective as of the occurrence of such event. The Company shall not, by amendment of its charter or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the Holder's rights against dilution or other impairment. Notwithstanding the foregoing, no adjustment to the number of shares of Warrant Stock issuable upon the exercise hereof or the Exercise Price shall be made for: (a) the issuance of any shares of Common Stock, options to purchase, or other securities convertible or exchangeable into, shares of Common Stock, or any issuance of shares of Common Stock upon exercise, conversion or exchange of such securities (each a "Convertible Security"), to any employee, director, consultant or other agent of the Company pursuant to any incentive plan, licensing agreement, compensation arrangement, bonus, award, purchase plan, stock option or other similar arrangement, in each case adopted by the Board of Directors of the Company; or (b) any other issuance of Common Stock or Convertible Securities in an amount not to exceed an additional 3,000,000 shares of Common Stock of the Company (not including any shares of Common Stock issuable pursuant to the provisions of the Notes or any of the related Warrants), and subject to adjustment of such number for events that would adjust the number of shares of Warrant Stock issuable upon the exercise hereof or Exercise Price as set forth in this Section 3.

         4. No Shareholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle the Holder to any of the rights of a shareholder of the Company.

         5. Reservation of Stock. On and after the date of this Warrant, the Company shall reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise this Warrant.

         6. Exercise of Warrant. This Warrant may be exercised in whole or part by the Holder, at any time after the date hereof and prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement attached hereto as Attachments 1 and 3, respectively, duly completed and executed, at the Company's principal office, accompanied by payment in full of the Exercise Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise, together with the payment in full of the Exercise Price and documents as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercises shall be treated for all purposes as holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise.





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         7.  Conversion.  In lieu of exercising this Warrant or any portion hereof, the Holder shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written notice of conversion in the form attached hereto as Attachment 2, specifying the portion of the Warrant to be converted, and accompanied by this Warrant. Except as provided below, the date of delivery of such notice shall be the conversion date. The number of shares of Warrant Stock to be issued upon such conversion shall be computed using the following formula:

                               X = (P)(Y)(A-B)/A

where           X =  the number of shares of Warrant Stock to be issued to the Holder for the portion of the Warrant being converted.

                P =  the portion of the Warrant being converted.

                Y = the total number of shares of Warrant Stock issuable upon exercise of the Warrant in full.

                A = the fair market value of one share of Warrant Stock, which shall mean (i) the average of the daily closing sale prices (or, if no sales are reported, the average of the closing bid and asked prices) of the Common Stock for the thirty (30) trading days before the conversion date or (ii) in the absence of a public market for the Common Stock, such other value as the Company and the Holder shall mutually agree.

                B =  the Exercise Price on the conversion date.

Any portion of this Warrant that is converted shall be immediately canceled. If, as of the last day of the exercise period, this Warrant has not been fully exercised, then as of such date this Warrant shall be automatically converted, in full, in accordance with this section, without any action or notice by the Holder. For purposes of such automatic conversion, the date of automatic conversion shall be the conversion date.

         8. Certificate of Adjustment. Whenever the Exercise Price or number or type of securities issuable upon exercise of this Warrant is adjusted, the Company shall promptly deliver to the Holder a certificate of an officer of the Company setting for the nature of such adjustment and a brief statement of the facts requiring such adjustment.

         9. Registration Rights. If the Company at any time determines to register under the Securities Act of 1933, as amended (the "Securities Act") any of its Common Stock, either for its own account or for the account of one or more security holders, other than a registration relating solely to (i) employee benefit plans or on Form S-8 or (ii) a transaction under SEC Rule 145 or on Form S-4, the Company shall promptly give the Holder written notice thereof and shall include in such registration (and any related qualification under blue sky laws or other compliance) the Warrant Stock specified in a written request from the Holder made





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within thirty (30) days after receipt of such notice by the Holder; provided, however, that for purposes of the registration rights set forth in this Section 9, each share of Warrant Stock shall cease to be registrable under this Section 9 when (i) a registration statement covering such Warrant Stock shall have become effective under the Securities Act, and such Warrant Stock shall have been disposed of in accordance with such registration statement, (ii) such Warrant Stock shall have been distributed to the public pursuant to Rule 144 or Rule 144A (or any successor provisions) under the Securities Act or (iii) such Warrant Stock shall have ceased to be outstanding. The Company may effect the registration of the Warrant Stock under the Securities Act of 1933 on any suitable registration form permitted by the Securities and Exchange Commission ("SEC"), including Form S-3, provided that such form is reasonably acceptable to the Holder to permit the disposition of the Warrant Stock in accordance with the intended method of disposition specified by the Holder in its request for registration. The Company shall provide the Holder with copies of all correspondence with the SEC related to such registration and reasonable opportunity to review and comment on drafts of the registration statement and responses to comments and correspondence of the SEC. No information relating to the Holder shall be included in any registration statement or other document filed with the SEC or any other governmental authority without the Holder's consent, except that the Company may file this Warrant and disclose related information if required by applicable law, rule, regulation or order of any jurisdiction, governmental authority, securities exchange or court of competent jurisdiction. Without limiting the generality of the foregoing, the Company shall (x) notify the Holder promptly of all action by the SEC relating to the registration statement and the registration of the Warrant Stock; (y) furnish to the Holder such opinions of the Company's counsel and comfort letters of the Company's independent auditors as the Holder may reasonably request; and (z) furnish the Holder with sufficient copies of the registration statement, each amendment and supplement thereto, all exhibits and documents incorporated by reference, and prospectuses to facilitate the disposition of the Warrant Stock. Nothing herein shall require the Company to qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction. The Company shall indemnify the Holder, each of its officers, directors, partners and affiliates, and each person controlling such persons (each, an "Indemnified Party"), against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement with the prior written consent of the Company (which consent shall not be unreasonably withheld) of any litigation, threatened or pending, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required (or alleged to be required) to be stated therein to make the statements not misleading, or any violation by the Company of the Securities Act of 1933 or any rule thereunder. Notwithstanding the foregoing, the Company shall not be liable to any Indemnified Party for any expense, claim, loss, damage or liability (or action in respect thereof) to the extent that it arises from or is based upon (i) information relating to such Indemnified Party furnished for use in connection with such registration by such Indemnified Party or its agents, (ii) any untrue statement or alleged untrue statement of, or any omission or alleged omission to state therein, a material fact contained in or omitted from any registration statement or prospectus relating to the Warrant Stock delivered by such Indemnified Party after the Company notified such Indemnified Party that such registration statement or prospectus contained such untrue statement, alleged untrue statement, omission or alleged omission or a material fact or (iii) the failure of





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such Indemnified Party to deliver any preliminary or final prospectus, or any amendments or supplements thereto, required under applicable securities laws to be so delivered. All information provided by Holder for use in any registration statement hereunder shall be true and correct in all material respects and shall not omit any material fact which is required to make such information not false misleading.

         10. Transfer of Warrant. This Warrant may be transferred or assigned by the Holder, in whole or in part, provided that (i) ten (10) days prior written notice is given to the Company, and (ii) in the case of assignment or transfer to a non-affiliate, the Holder provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Act and the securities law applicable with respect to any other jurisdiction, and (iii) the Company reasonably determines that the transferee is not an actual or potential competitor or affiliate of such a competitor of the Company.

         11. Original Issue Discount. The Holder and the Company hereby acknowledge and agree that this Warrant is part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code which includes a Note of even date herewith. The Holder and the Company further agree, as between the Holder and the Company, that the fair market value of this Warrant is equal to ____________________ dollars ($_____) and that, pursuant to Treas. Reg. Section 1.1273-2(h), _________________________________ dollars ($_____) of the issue price of the investment unit will be allocable to the Warrant and the balance shall be allocable to the Note. The Holder and the Company agree to prepare their federal income tax returns in a manner consistent with the foregoing agreement and, pursuant to Treas. Reg. Section 1.1273, the original issue discount on the Note shall be considered to be zero.

         12. Termination. This Warrant shall terminate at 5:00 p.m, California time, on August 26, 2001.





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         13.  Miscellaneous.  This Warrant shall be governed by the laws of the
State of California, as such laws are applied to contracts to be entered into and performed entirely in California by California residents. The headings herein are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. The terms of this Warrant may not be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder. All notices and other communications from the Company to the Holder shall be delivered personally or mailed by first class mail, postage prepaid, to the last address furnished to the Company in writing by the Holder, and if mailed shall be deemed given three days after deposit in the United States mail.


         ISSUED:  August 26, 1996

                                                  ENDOCARE, INC.


                                                  By:
                                                     ---------------------------

                                                  Title:
                                                        ------------------------





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                                  ATTACHMENT 1


NOTICE OF EXERCISE

TO:      ENDOCARE, INC.

         1. The undersigned hereby elects to purchase _____________ shares of the Warrant Stock of Endocare, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

         2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:


                   ------------------------------------------
                                     (Name)


                   ------------------------------------------
                                   (Address)



- -----------------------            ---------------------------------------
       (Date)                             (Name of Warrant Holder)


                                   By:
                                      ------------------------------------

                                   Title:
                                         ---------------------------------
                                         (Name of purchaser, and title and
                                         signature of authorized person)





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                                  ATTACHMENT 2


NOTICE OF CONVERSION

TO:      ENDOCARE, INC.

         1. The undersigned hereby elects to acquire _______________________ shares of the Warrant Stock of Endocare, Inc. pursuant to the terms of the attached Warrant, by conversion of ________ percent (___%) of the Warrant.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                   ------------------------------------------
                                     (Name)


                   ------------------------------------------
                                   (Address)



- -------------------------         -------------------------------------------
        (Date)                             (Name of Warrant Holder)


                                  By:
                                     ----------------------------------------

                                  Title:
                                        -------------------------------------
                                         (Name of purchaser, and title and
                                         signature of authorized person)





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                                  ATTACHMENT 3


                      INVESTMENT REPRESENTATION STATEMENT

                          Shares of the Warrant Stock
                    (as defined in the attached Warrant) of
                                 ENDOCARE, INC.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to Endocare, Inc. (the "Company") as follows:

         (a) The shares of Warrant Stock to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of this warrant.

         (b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4 (2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

         (c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and
(B) that the proposed transfer will not violate any of said laws.

         (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.





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         (e)   The undersigned acknowledges that the Warrant Stock issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.


Dated:
      -----------------------
                                             ---------------------------------
                                             (Signature)


                                             ---------------------------------
                                             (Typed or Printed Name)


                                             ---------------------------------
                                             (Title)





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